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                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT


         This FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT, made as of November 15, 2002, between INSIGNIA FINANCIAL GROUP, INC., with an address at 200 Park Avenue, New York, New York 10166 (the "Company"), and ADAM B. GILBERT, residing at 60 Cowdin Circle, Chappaqua, New York 10514 ("the Executive").

         WHEREAS, the Executive is presently employed by the Company pursuant to an Amended and Restated Employment Agreement, dated as of May 19, 2000, by and between the Executive and the Company (the "Agreement"); and

         WHEREAS, the Executive and the Company desire to further amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, The Executive and the Company agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         2. AMENDMENT TO SECTION 1 OF THE AGREEMENT. Section 1 of the Agreement is amended to replace "December 31, 2002" with "December 31, 2005", thereby extending the term of the Agreement to, and defining the Expiration Date as, December 31, 2005.

         3. AMENDMENT TO SECTION 3(a) OF THE AGREEMENT. Section 3(a) of the Agreement is amended to replace "$400,000" with "$440,000" effective as of January 1, 2002, thereby defining the Base Salary as $440,000 per annum.

         4. AFFIRMATION. Except as amended hereby, the Agreement shall remain in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without reference to the conflict of law provisions thereof.



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         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


                                           INSIGNIA FINANCIAL GROUP, INC.


                                           By: /s/ STEPHEN B. SIEGEL
                                              ---------------------------
                                           Name: STEPHEN B. SIEGEL
                                                -------------------------
                                           Title: PRESIDENT
                                                 ------------------------


                                           /s/Adam B. Gilbert
                                           ------------------------------
                                           ADAM B. GILBERT

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